Table 1

Golden Aria Corp.

Summary of Oil and Gas Reserves

September 1, 2008
(as of August 29, 2008)

Forecast Prices and Costs

	Company Reserves							
	Light and Medium Oil		Heavy Oil		Natural Gas [1]		Natural Gas Liquids	
Reserves Category	Gross MSTB	Net MSTB	Gross MSTB	Net MSTB	Gross MMscf	Net MMscf	Gross Mbbl	Net Mbbl
PROVED								
Developed Producing	3	3	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0
Undeveloped	0	0	0	0	0	0	0	0
TOTAL PROVED	**3**	**3**	**0**	**0**	**0**	**0**	**0**	**0**
PROBABLE	2	2	0	0	0	0	0	0
TOTAL PROVED PLUS PROBABLE	**6**	**4**	**0**	**0**	**0**	**0**	**0**	**0**

Reference: Item 2.1 (1) Form 51-101F1

Columns may not add precisely due to accumulative rounding of values throughout the report.

Notes: [1] Includes associated, non-associated and solution gas where applicable.

[2] Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Table 2

Golden Aria Corp.

Summary of Net Present Values
September 1, 2008
(as of August 29, 2008)

Forecast Prices and Costs

Before Income Tax

Reserves Category	Net Present Values of Future Net Revenue Discounted at 0 %/yr. M$	5 %/yr. M$	10 %/yr. M$	15 %/yr. M$	20 %/yr. M$
PROVED					
Developed Producing	156	144	135	126	119
Developed Non-Producing	0	0	0	0	0
Undeveloped	0	0	0	0	0
TOTAL PROVED	**156**	**144**	**135**	**126**	**119**
PROBABLE	95	77	63	53	46
TOTAL PROVED PLUS PROBABLE	**249**	**220**	**197**	**179**	**164**

After Income Tax [1]

Reserves Category	Net Present Values of Future Net Revenue Discounted at 0 %/yr. M$	5 %/yr. M$	10 %/yr. M$	15 %/yr. M$	20 %/yr. M$
PROVED					
Developed Producing	108	100	94	88	83
Developed Non-Producing	0	0	0	0	0
Undeveloped	0	0	0	0	0
TOTAL PROVED	**108**	**100**	**94**	**88**	**83**
PROBABLE	68	55	45	38	33
TOTAL PROVED PLUS PROBABLE	**175**	**155**	**138**	**125**	**115**

Reference: Item 2.1 (2) Form 51-101F1

M$ means thousands of dollars

Columns may not add precisely due to accumulative rounding of values throughout the report.

Table 3

Golden Aria Corp.
Total Future Net Revenue (Undiscounted)
September 1, 2008
(as of August 29, 2008)
Forecast Prices and Costs

Reserve Category	Revenue M$	Royalties M$	Operating Costs M$	Development Costs M$	Well Abandonment Costs M$	Future Net Revenues BIT M$	Income Taxes M$	Future Net Revenues AIT M$
Total Proved	312	89	60	0	7	156	(47)	108
Proved Plus Probable	521	155	110	0	7	249	(74)	175

Reference: Item 2.1 (3)(b) NI 51-101F1

M$ means thousands of dollars

Table 4

Golden Aria Corp.

Future Net Revenue
By Production Group

September 1, 2008
(as of August 29, 2008)

Forecast Prices and Costs

Reserve Category	Production Group	Future Net Revenue Before Income Taxes Discounted at 10%/yr. M$
Total Proved	Light and Medium Oil (including solution gas and other by-products)	135
	Heavy Oil (including solution gas and other by-products)	0
	Natural Gas (including by-products but not solution gas)	0
Proved Plus Probable	Light and Medium Oil (including solution gas and other by-products)	197
	Heavy Oil (including solution gas and other by-products)	0
	Natural Gas (including by-products but not solution gas)	0

Reference: Item 2.1 (3)(c) NI 51-101F1

M$ means thousands of dollars

Table 4A

Golden Aria Corp.

Oil and Gas Reserves and Net Present Values
by Production Group
September 1, 2008
(as of August 29, 2008)

Forecast Prices and Costs

Reserve Group by Category	Reserves						Net Present Value (BIT)	Unit Values @ 10%/yr.
	Oil		Gas		NGL			
	Gross MSTB	Net MSTB	Gross MMscf	Net MMscf	Gross Mbbl	Net Mbbl	10% M$	$/STB
Light and Medium Oil [1]								
Proved								
Developed Producing	3	3	0	0	0	0	135	52.76
Developed Non-Producing	0	0	0	0	0	0	0	N/A
Undeveloped	0	0	0	0	0	0	0	N/A
Total Proved	**3**	**3**	**0**	**0**	**0**	**0**	**135**	**52.76**
Probable	2	2	0	0	0	0	63	37.07
Proved Plus Probable	**6**	**4**	**0**	**0**	**0**	**0**	**197**	**46.25**

Reference: Item 2.1 (3)(c) NI 51-101F1

M$ means thousands of dollars

Columns may not add precisely due to accumulative rounding of values throughout the report.

Table 4T
Summary of Company Reserves and Economics
After Income Tax
September 1, 2008

Constant Prices & Costs

Golden Aria Corp.

Description	Reserves: Light and Medium Oil MSTB Gross	Light and Medium Oil MSTB Net	Sales Gas MMscf Gross	Sales Gas MMscf Net	NGL Mbbls Gross	NGL Mbbls Net	Cumulative Cash Flow - M$: Undisc.	Discounted at: 5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Total Proved Developed Producing (BIT)	3	2	0	0	0	0	193	178	165	155	145
Company Income Tax	-	-	-	-	-	-	(58)	(54)	(50)	(47)	(44)
Total Proved Developed Producing (AIT)	**3**	**2**	**0**	**0**	**0**	**0**	**135**	**124**	**115**	**108**	**101**
Probable											
Total Probable (BIT)	2	2	0	0	0	0	137	109	87	71	60
Company Income Tax	-	-	-	-	-	-	(38)	(30)	(24)	(20)	(17)
Total Probable (AIT)	**2**	**2**	**0**	**0**	**0**	**0**	**99**	**79**	**63**	**51**	**43**
Total Proved Plus Probable (AIT)	**6**	**4**	**0**	**0**	**0**	**0**	**234**	**202**	**178**	**159**	**144**

(All columns: Net To Appraised Interest)

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Table 5
CHAPMAN PETROLEUM ENGINEERING LTD.
CRUDE OIL
HISTORICAL, CONSTANT, CURRENT AND FUTURE PRICES
September 1, 2008

Date		WTI [1] $US/STB	Alberta Par Price [2] $CDN/STB	Alberta Heavy [3] $CDN/STB	Sask. Light [4] $CDN/STB	Sask. Heavy [5] $CDN/STB	B.C. Light [6] $CDN/STB
HISTORICAL PRICES		WTI	A L	AH	SL	SH	
1994		17.16	22.27	18.19	20.76	19.16	21.12
1995		18.41	25.11	19.76	22.77	20.57	23.85
1996		21.98	29.39	25.09	28.41	26.07	27.99
1997		20.59	27.90	21.15	26.52	23.73	26.32
1998		14.46	20.39	14.68	19.31	17.01	19.38
1999		19.21	27.88	23.71	27.23	25.65	27.42
2000		30.39	44.90	34.51	43.37	40.12	n/a
2001		25.98	39.66	25.41	35.57	31.84	n/a
2002		26.09	40.63	32.20	37.67	34.57	n/a
2003		30.84	43.57	32.65	40.13	37.64	n/a
2004		41.48	52.89	37.52	48.96	45.74	n/a
2005		56.62	69.16	43.25	62.04	56.53	n/a
2006		65.91	72.88	50.40	66.77	61.23	n/a
2007		72.35	75.57	53.17	71.42	64.55	n/a
2008(8 month)		114.54	116.36	95.64	110.51	105.52	n/a
CONSTANT PRICES							
August 29, 2008	[8]	115.46	123.09	107.00	115.26	111.61	120.01
CURRENT YEAR FORECAST							
2008 (4 months)		**110.00**	113.29	90.63	105.36	99.04	110.46
FUTURE FORECAST							
2009		**105.00**	108.03	86.42	100.46	94.44	105.33
2010		**100.00**	106.20	84.96	98.76	92.84	103.54
2011		**95.00**	103.06	82.44	95.84	90.09	100.48
2012		**90.00**	97.50	78.00	90.68	85.23	95.06
2013		**90.00**	97.50	78.00	90.68	85.23	95.06
2014		**90.00**	97.50	78.00	90.68	85.23	95.06
2015		**91.80**	99.50	79.60	92.54	86.98	97.01
2016		**93.64**	101.54	81.23	94.43	88.77	99.00
2017		**95.51**	103.62	82.90	96.37	90.59	101.03
2018		**97.42**	105.74	84.59	98.34	92.44	103.10
2019		**99.37**	107.91	86.33	100.35	94.33	105.21
2020		**101.35**	110.12	88.09	102.41	96.26	107.36
2021		**103.38**	112.37	89.89	104.50	98.23	109.56
2022		**105.45**	114.67	91.73	106.64	100.24	111.80
2023		**107.56**	117.01	93.61	108.82	102.29	114.08
Constant thereafter							

Notes:
[1] West Texas Intermediate quality (D2/S2) crude landed in Cushing, Oklahoma.
[2] Equivalent price for Light Sweet Crude (D2/S2) landed in Edmonton, Alberta after exchange of 1.00US$/CDN$ in 2008, 0.95US$/CDN$ in 2009, 0.92US$/CDN$ in 2010 and thereafter 0.90US$/CDN$ and transportation differential of $2.50 CDN/STB.
[3] Bow River at Hardisty, Alberta (905 kg/m3, 2.1% sulphur).
[4] Light Sour Blend at Cromer, Saskatchewan (850 kg/m3, 1.2% sulphur).
[5] Midale at Cromer, Saskatchewan (880 kg/m3, 2.0% sulphur).
[6] B.C. Light at Taylor, British Columbia (825 kg/m3, 0.5% sulphur).
[7] The Alberta Energy Minister confirmed end of Alberta Royalty Tax Credits as of January 1, 2007. http://www.gov.ab.ca/acn/200609/20527D0EDD3BF-A8A0-2F29-960D7A45197E3999.html
[8] August 29, 2008 is the last trading day of August 2008.
[9] Capital expenditures and operating costs are escalated at 2.0% per year until 2023.

Table 5 (cont'd)

CHAPMAN PETROLEUM ENGINEERING LTD.

NATURAL GAS & BY-PRODUCTS

HISTORICAL, CONSTANT, CURRENT AND FUTURE PRICES

September 1, 2008

Date	GRP [1] $/MMBTU	GRP [1] $/GJ	AECO Spot Gas [NIT] $/MMBTU	Henry Hub Gas[7] $/MMBTU	Sask. Gas [2] $/MMBTU	B.C. Gas [3] $/MMBTU	Propane [4] $/BBL	Butane [4] $/BBL	Pentanes Plus [4] $/BBL	NGL Mix [5] $/BBL
HISTORICAL PRICES	GRP		AECO	CAD			C3	C4	C5+	
1994	1.82	1.73	1.78	N/A	1.88	1.81	12.72	13.44	21.67	15.62
1995	1.31	1.24	1.08	N/A	1.35	1.29	14.38	13.97	24.11	17.18
1996	1.63	1.55	1.33	N/A	1.52	1.50	22.95	17.19	30.05	23.35
1997	1.97	1.87	1.67	N/A	1.84	1.80	17.73	19.07	30.90	22.08
1998	1.94	1.84	1.94	N/A	2.05	1.94	11.13	12.06	21.86	14.63
1999	2.48	2.35	2.82	N/A	2.83	2.51	15.93	18.01	27.73	20.09
2000	4.50	4.27	5.56	N/A	4.85	4.00	31.38	35.01	46.35	36.96
2001	5.78	5.48	5.44	N/A	5.48	6.12	31.27	30.27	44.98	35.08
2002	3.86	3.66	4.13	N/A	4.17	3.85	19.14	25.11	40.72	27.41
2003	6.45	6.11	7.03	N/A	6.47	6.45	28.85	32.15	44.23	34.46
2004	6.25	5.92	6.60	5.91	6.50	6.25	31.95	38.40	54.06	40.52
2005	8.30	7.87	8.82	8.92	8.55	8.30	38.03	46.31	69.32	49.90
2006	6.57	6.23	6.55	6.75	6.82	6.57	38.97	50.42	76.08	53.54
2007	6.21	5.88	6.47	6.97	6.46	6.21	40.47	49.76	75.96	53.90
2008(8 month)	8.02 est.	7.60	8.94	9.93	8.27	9.09	51.93	68.69	116.65	76.38
CONSTANT PRICES										
August 29, 2008 [6]	7.42 est.	7.03	6.88	8.24	7.67	7.25	52.51	66.91	123.69	78.19
CURRENT YEAR FORECAST										
2008 (4 months)	8.00	7.58	8.80	9.28	8.25	8.00	56.29	70.99	108.62	76.40
FUTURE FORECAST										
2009	**8.30**	7.87	9.13	9.63	8.55	8.30	53.97	67.84	103.80	73.08
2010	**8.50**	8.06	9.35	9.86	8.75	8.50	53.17	66.75	102.12	71.93
2011	**8.30**	7.87	9.13	9.63	8.55	8.30	51.78	64.87	99.25	69.95
2012	**8.00**	7.58	8.80	9.28	8.25	8.00	49.34	61.54	94.16	66.45
2013	**8.00**	7.58	8.80	9.28	8.25	8.00	49.34	61.54	94.16	66.45
2014	**8.16**	7.73	8.98	9.47	8.41	8.16	49.34	61.54	94.16	66.45
2015	**8.32**	7.89	9.16	9.65	8.57	8.32	50.22	62.74	95.99	67.71
2016	**8.49**	8.05	9.34	9.85	8.74	8.49	51.12	63.96	97.86	68.99
2017	**8.66**	8.21	9.53	10.04	8.91	8.66	52.03	65.21	99.76	70.30
2018	**8.83**	8.37	9.72	10.25	9.08	8.83	52.97	66.48	101.71	71.64
2019	**9.01**	8.54	9.91	10.45	9.26	9.01	53.92	67.77	103.69	73.01
2020	**9.19**	8.71	10.11	10.66	9.44	9.19	54.89	69.09	105.71	74.40
2021	**9.37**	8.88	10.31	10.87	9.62	9.37	55.88	70.44	107.77	75.82
2022	**9.56**	9.06	10.52	11.09	9.81	9.56	56.89	71.81	109.88	77.26
2023	**9.75**	9.24	10.73	11.31	10.00	9.75	57.92	73.22	112.02	78.74
Constant thereafter										

Notes:

[1] Gas Reference Price (GRP) represents the average of all system and direct (spot and firm) sales.
[2] Price paid at field delivery point.
[3] Price paid by CanWest net of raw gas gathering and processing charges but before deduction of field gathering and compression charges.
[4] Reference point is FOB Edmonton for fractionated product.
[5] Natural Gas Liquids blended mix price assuming typical liquid composition of 40% propane, 30% butane and 30% pentanes plus.
[6] August 29, 2008 is the last trading day of August 2008.
[7] Henry Hub USD price changed to Canadian dollars by exchange rate 1.0,0.95,0.92,0.90 thereafter since 2008
[8] Capital expenditures and operating costs are escalated at 2.0% per year until 2023.

Table 6

Golden Aria Corp.

Summary of Oil and Gas Reserves

September 1, 2008
(as of August 29, 2008)

Constant Prices and Costs

	Company Reserves							
	Light and Medium Oil		Heavy Oil		Natural Gas [1]		Natural Gas Liquids	
Reserves Category	Gross MSTB	Net MSTB	Gross MSTB	Net MSTB	Gross MMscf	Net MMscf	Gross Mbbl	Net Mbbl
PROVED								
Developed Producing	3	2	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0
Undeveloped	0	0	0	0	0	0	0	0
TOTAL PROVED	**3**	**2**	**0**	**0**	**0**	**0**	**0**	**0**
PROBABLE	2	2	0	0	0	0	0	0
TOTAL PROVED PLUS PROBABLE	**6**	**4**	**0**	**0**	**0**	**0**	**0**	**0**

Reference: Item 2.2 (1) Form 51-101F1

Columns may not add precisely due to accumulative rounding of values throughout the report.

Notes [1] Includes associated, non-associated and solution gas where applicable.

[2] Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Table 7

Golden Aria Corp.

Summary of Net Present Values
September 1, 2008
(as of August 29, 2008)

Constant Prices and Costs

Before Income Tax

Reserves Category	Net Present Values of Future Net Revenue Discounted at 0 %/yr. M$	5 %/yr. M$	10 %/yr. M$	15 %/yr. M$	20 %/yr. M$
PROVED					
Developed Producing	193	178	165	155	145
Developed Non-Producing	0	0	0	0	0
Undeveloped	0	0	0	0	0
TOTAL PROVED	**193**	**178**	**165**	**155**	**145**
PROBABLE	137	109	87	71	60
TOTAL PROVED PLUS PROBABLE	**330**	**286**	**252**	**225**	**205**

After Income Tax

Reserves Category	Net Present Values of Future Net Revenue Discounted at 0 %/yr. M$	5 %/yr. M$	10 %/yr. M$	15 %/yr. M$	20 %/yr. M$
PROVED					
Developed Producing	135	124	115	108	101
Developed Non-Producing	0	0	0	0	0
Undeveloped	0	0	0	0	0
TOTAL PROVED	**135**	**124**	**115**	**108**	**101**
PROBABLE	99	79	63	51	43
TOTAL PROVED PLUS PROBABLE	**234**	**202**	**178**	**159**	**144**

Reference: Item 2.2 (2) Form 51-101F1

M$ means thousands of dollars

Columns may not add precisely due to accumulative rounding of values throughout the report.

Table 8

Golden Aria Corp.
Total Future Net Revenue (Undiscounted)
September 1, 2008
(as of August 29, 2008)

Constant Prices and Costs

Reserve Category	Revenue M$	Royalties M$	Operating Costs M$	Development Costs M$	Well Abandonment Costs M$	Future Net Revenues BIT M$	Income Taxes M$	Future Net Revenues AIT M$
Total Proved	359	102	57	0	6	193	(58)	135
Proved Plus Probable	625	185	105	0	6	330	(96)	234

Reference: Item 2.2 (3)(b) NI 51-101F1

M$ means thousands of dollars

Notes [1] After Income Tax is not available, because this report is based on an evaluation of certain properties owned by the company.

Table 9

Golden Aria Corp.

Future Net Revenue
By Production Group

September 1, 2008
(as of August 29, 2008)

Constant Prices and Costs

Reserve Category	Production Group	Future Net Revenue Before Income Taxes Discounted at 10%/yr M$
Total Proved	Light and Medium Oil (including solution gas and other by-products)	165
	Heavy Oil (including solution gas and other by-products)	0
	Natural Gas (including by-products but not solution gas)	0
Proved Plus Probable	Light and Medium Oil (including solution gas and other by-products)	252
	Heavy Oil (including solution gas and other by-products)	0
	Natural Gas (including by-products but not solution gas)	0

Reference: Item 2.2 (3)(c) NI 51-101F1

M$ means thousands of dollars

Table 9A

Golden Aria Corp.

Oil and Gas Reserves and Net Present Values
by Production Group

September 1, 2008
(as of August 29, 2008)

Constant Prices and Costs

Reserve Group by Category	Reserves						Net Present Value (BIT)	Unit Values @ 10%/yr.
	Oil		Gas		NGL		10%	
	Gross MSTB	Net MSTB	Gross MMscf	Net MMscf	Gross Mbbl	Net Mbbl	M$	$/STB
Light and Medium Oil [1]								
Proved								
Developed Producing	3	2	0	0	0	0	165	66.85
Developed Non-Producing	0	0	0	0	0	0	0	N/A
Undeveloped	0	0	0	0	0	0	0	N/A
Total Proved	**3**	**2**	**0**	**0**	**0**	**0**	**165**	**66.85**
Probable	2	2	0	0	0	0	87	48.76
Proved Plus Probable	**6**	**4**	**0**	**0**	**0**	**0**	**252**	**59.26**

Reference: Item 2.2 (3)(c) NI 51-101F1

M$ means thousands of dollars

Notes [1] Includes solution gas.
[2] Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Forecast Prices & Costs

Table 1
Summary of Company Reserves and Economics
Before Income Tax
September 1, 2008

Golden Aria Corp.

	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow (BIT) - M$				
	Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Queensdale, Saskatchewan	2	2	0	0	0	0	120	111	104	97	91
Wordsworth, Saskatchewan	1	1	0	0	0	0	36	34	32	30	29
Total Proved Developed Producing	**3**	**3**	**0**	**0**	**0**	**0**	**156**	**144**	**135**	**126**	**119**
Probable											
Probable Developed Producing											
Queensdale, Saskatchewan	1	1	0	0	0	0	56	46	37	32	27
Wordsworth, Saskatchewan	1	1	0	0	0	0	38	31	26	22	19
Total Probable Developed Producing	**2**	**2**	**0**	**0**	**0**	**0**	**95**	**77**	**63**	**53**	**46**
Total Proved Plus Probable	**6**	**4**	**0**	**0**	**0**	**0**	**249**	**220**	**197**	**179**	**164**

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Cumulative cash flow values shown as "0" reflect a value of less than $500.

Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Table 1T
Summary of Company Reserves and Economics
After Income Tax
September 1, 2008

Forecast Prices & Costs

Golden Aria Corp.

	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow - M$				
	Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Total Proved Developed Producing (BIT)	3	3	0	0	0	0	156	144	135	126	119
Company Income Tax	-	-	-	-	-	-	(47)	(44)	(41)	(38)	(36)
Total Proved Developed Producing (AIT)	**3**	**3**	**0**	**0**	**0**	**0**	**108**	**100**	**94**	**88**	**83**
Probable											
Total Probable (BIT)	2	2	0	0	0	0	95	77	63	53	46
Company Income Tax	-	-	-	-	-	-	(27)	(22)	(18)	(15)	(13)
Total Probable (AIT)	**2**	**2**	**0**	**0**	**0**	**0**	**68**	**55**	**45**	**38**	**33**
Total Proved Plus Probable (AIT)	**6**	**4**	**0**	**0**	**0**	**0**	**175**	**155**	**138**	**125**	**115**

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Table 2

EVALUATION OF: Golden Aria Corp.
============== Total Proved Developed Producing Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 30-SEP-2008 4733
EFF DATE: 01-SEP-2008
RUN DATE: 6-OCT-2008 TIME: 12:47
FILE:

EVALUATED BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 134274 -$-

	Oil STB						Sales Gas MMCF					
			Pool		Company Share				Pool		Company Share	
Year	# of Wells	Price $/STB	STB/D	Vol	Gross	Net	# of Wells	Price $/MCF	MCF/D	Vol	Gross	Net
2008	3	95.76	67.4	8218	413	319	0	9.28	4.3	1	0	0
2009	3	90.85	51.9	18954	1101	763	0	9.63	3.5	1	0	0
2010	3	89.20	34.8	12685	746	545	0	9.86	2.5	1	0	0
2011	3	86.44	23.3	8509	507	397	0	9.63	1.8	1	0	0
2012	3	81.23	15.7	5721	345	283	0	9.28	1.3	0	0	0
2013	3	80.79	10.4	3802	232	198	0	9.28	.9	0	0	0
2014	1	74.66	2.7	991	53	42	0	9.47	.7	0	0	0
2015	1	76.52	.9	334	13	11	0	.00	.2	0	0	0
SUB				59215	3471	2559				5	0	0
REM				0	0	0				0	0	0
TOT				59215	3471	2559				5	0	0

= POOL/TRACT = ============ COMPANY SHARE REVENUE AND CASH FLOW ============

			Gross Revenue				Royalties				Operating Costs					Proc &		Cash Flow	
Year	Oper Costs -M$-	Cap'l Costs -M$-	Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Crown -M$-	Other -M$-	Mineral -M$-	-%-	Fixed -M$-	Variable -M$-	$/BOE	Net Revenue -M$-	Net back $/BOE	Other Income -M$-	Cap'l Costs -M$-	Undisc -M$-	PW 10.0% -M$-
2008	96	0	46	0	0	46	9	6	1	36.0	2	2	10.15	25	52.18	0	0	25	24
2009	256	0	101	1	0	102	18	14	3	33.7	7	6	11.60	54	48.72	0	0	54	50
2010	219	0	67	1	0	68	9	9	1	29.2	7	4	14.87	37	48.21	0	0	37	31
2011	195	0	44	1	0	44	3	6	1	22.8	8	3	19.74	24	46.55	0	0	24	18
2012	180	0	28	0	0	28	1	4	0	17.9	8	2	27.50	14	39.78	0	0	14	10
2013	169	88	19	0	0	19	0	3	0	14.6	8	1	38.44	7	31.32	0	5	2	1
2014	34	0	4	0	0	4	0	1	0	19.9	2	0	34.49	1	27.18	0	0	1	1
2015	15	46	1	0	0	1	0	0	0	19.9	1	0	43.68	0	19.52	0	2	-2	-1
SUB	1165	134	309	3	0	312	40	43	6	28.7	42	18		162		0	7	156	135
REM	0	0	0	0	0	0	0	0	0	.0	0	0		0		0	0	0	0
TOT	1165	134	309	3	0	312	40	43	6	28.7	42	18		162		0	7	156	135

==================== PRESENT WORTH (-$-) ====================

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	162414	149512	138691	129505	121621
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	6806	5241	4092	3235	2587
Cash Flow	155608	144271	134599	126270	119034

==================== COMPANY SHARE ====================

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	5.8	5.9					
% of Gross Revenue .			28.7	19.2	52.0	2.2	49.9

==================== PROFITABILITY ====================

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	22.9
(disc. @ 10.0%) .	32.9
(disc. @ 5.0%) .	27.5
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	1.93
PW @ 10.0% ($/BOE)	38.14
PW @ 5.0% ($/BOE)	40.88

Table 2

CASH FLOW & INCOME TAX SUMMARY:

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 30-SEP-2008 4753
EFF DATE: 01-SEP-2008 PROD DATE: 01-JAN-2008
RUN DATE: 6-OCT-2008 TIME: 12:47
FILE:

EVALUATION BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

Year	Net Operating Revenue -$-	Crown Royalties -$-	Min/Cap Tax -$-	Capital Costs -$-	Admin + Oth Income/ Expense -$-	Cash Flow Before Tax Annual -$-	Cash Flow Before Tax Cum -$-	Taxable Income Before Deduct -$-	Taxable Income After Deduct -$-	Income Tax Fed -$-	Income Tax Prov -$-	Alberta Royalty Credit -$-	Cash Flow After Tax Undisc -$-	Cash Flow After Tax PW 10.0% -$-	Cash Flow After Tax Cum PW -$-
2008	24107	9063	1362	0	0	24707	24707	35132	24707	4818	3088	0	16801	16535	16535
2009	54446	17835	2695	0	0	54446	79153	74976	54446	10345	6534	0	37568	34696	51232
2010	36555	8993	1402	0	0	36555	115708	46950	36555	6580	4387	0	25588	21484	72716
2011	24008	3304	581	0	0	34008	139716	27893	24008	3961	2881	0	17166	13102	85818
2012	13739	951	75	0	0	13739	153456	14766	13739	2061	1649	0	10030	6960	92778
2013	7260	1	0	4968	0	2291	155747	7261	2291	344	275	0	1673	1055	93833
2014	1437	0	0	0	0	1437	157185	1438	1437	216	172	0	1049	602	94435
2015	261	0	0	1838	0	-1577	155608	261	0	0	0	0	-1577	-832	93613
SUB	162414	40146	6115	6806	0	155608		208675	157185	28324	18986	0	108298	93613	
REM	0	0	0	0	0	0		0	0	0	0	0	0	0	
TOT	162414	40146	6115	6806	0	155608		208675	157185	28324	18986	0	108298	93613	

PRESENT WORTH (-$-)	.0%	5.0%	10.0%	15.0%	20.0%
Cash flow before tax (ex credit)	155608	144271	134599	126270	119034
Federal & provincial income tax	47310	43891	40987	38493	36330
Cash flow after tax (ex credit)	108298	100380	93613	87777	82704
Royalty credit	0	0	0	0	0
Cash flow after tax & credit	108298	100380	93613	87777	82704

Table 3

EVALUATION OF: Golden Aria Corp.
Total Proved Plus Probable Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 30-SEP-2008 4753
EFF DATE: 01-SEP-2008
RUN DATE: 6-OCT-2008 TIME: 12:48
FILE:

EVALUATED BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 147255 -$-

Year	Oil STB: # of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net	Sales Gas MMCF: # of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2008	3	95.79	69.5	8480	467	327	0	9.28	4.3	1	0	0
2009	3	90.98	60.6	22118	1267	862	0	9.03	3.7	1	0	0
2010	3	89.42	49.0	17887	1020	709	0	9.86	3.0	1	0	0
2011	3	86.67	39.6	14468	832	586	0	9.63	2.4	1	0	0
2012	3	83.09	32.1	11705	558	407	0	9.28	1.9	1	0	0
2013	3	83.40	25.9	9471	444	339	0	9.28	1.5	1	0	0
2014	3	83.60	21.0	7664	358	288	0	9.47	1.2	0	0	0
2015	3	85.41	17.0	6203	289	238	0	9.65	1.0	0	0	0
2016	3	87.28	13.8	5022	234	196	0	.00	.8	0	0	0
2017	3	89.20	11.1	4066	189	161	0	.00	.6	0	0	0
2018	3	90.93	6.9	2513	107	96	0	.00	.2	0	0	0
2019	1	92.56	4.2	1517	57	54	0	.00	.0	0	0	0
2020	0	.00	.0	0	0	0	0	.00	.0	0	0	0
SUB				111114	5832	4265				7	0	0
REM				0	0	0				0	0	0
TOT				111114	5832	4265				7	0	0

= POOL/TRACT = ==== COMPANY SHARE REVENUE AND CASH FLOW ====

Year	Oper Costs -M$-	Cap'l Costs -M$-	Gross Revenue: Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties: Crown -M$-	Other -M$-	Mineral -M$-	-%-	Operating Costs: Fixed -M$-	Variable -M$-	$/BOE	Net Revenue -M$-	Net back $/BOE	Proc & Other Income -M$-	Cap'l Costs -M$-	Cash Flow: Undisc -M$-	PW 10.0% -M$-
2008	98	0	47	0	0	47	9	6	1	36.3	2	3	10.03	25	52.04	0	0	25	26
2009	279	0	116	1	0	117	22	16	3	35.3	7	7	10.87	62	48.14	0	0	62	57
2010	258	0	92	1	0	93	16	12	3	33.6	7	6	12.52	49	46.93	0	0	49	41
2011	240	0	72	1	0	72	11	9	2	31.5	8	5	14.59	37	44.78	0	0	37	28
2012	226	0	47	0	0	47	7	6	1	30.0	7	3	18.08	23	40.57	0	0	23	16
2013	215	0	37	0	0	37	4	4	1	26.3	7	3	21.46	18	40.39	0	0	18	11
2014	207	0	30	0	0	30	2	3	1	21.6	7	2	25.58	14	40.23	0	0	14	8
2015	200	0	25	0	0	25	1	3	0	19.2	7	2	30.76	11	38.58	0	0	11	6
2016	195	0	20	0	0	20	1	2	0	17.0	7	2	37.25	8	35.47	0	0	8	4
2017	192	0	17	0	0	17	0	2	0	14.4	7	1	45.41	6	31.30	0	0	6	3
2018	150	98	10	0	0	10	0	1	0	10.2	5	1	57.73	3	24.14	0	6	-3	-1
2019	117	50	5	0	0	5	0	0	0	5.0	4	1	77.43	1	10.51	0	2	-1	0
2020	0	0	0	0	0	0	0	0	0	.0	0	0	.00	0	.00	0	0	0	0
SUB	2377	147	517	4	0	521	77	65	13	29.7	75	36		257		0	7	249	197
REM	0	0	0	0	0	0	0	0	0	.0	0	0		0		0	0	0	0
TOT	2377	147	517	4	0	521	77	65	13	29.7	75	35		257		0	7	249	197

==== PRESENT WORTH (-$-) ====

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	256640	224691	200165	180852	165306
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	7672	4570	2860	1829	1192
Cash Flow	249167	220121	197305	179023	164113

==== COMPANY SHARE ====

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	5.8	5.3					
% of Gross Revenue .			29.7	21.0	49.3	1.4	47.8

==== PROFITABILITY ====

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	33.3
(disc. @ 10.0%) .	69.0
(disc. @ 5.0%) .	48.2
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	1.27
PW @ 10.0% ($/BOE)	33.43
PW @ 5.0% ($/BOE)	37.30

Table 3

CASH FLOW & INCOME TAX SUMMARY:

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 30-SEP-2008 4753
EFF DATE: 01-SEP-2008 PROD DATE: 01-JAN-2008
RUN DATE: 6-OCT-2008 TIME: 12:48
FILE:

EVALUATION BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

Year	Net Operating Revenue -$-	Crown Royalties -$-	Min/Cap Tax -$-	Capital Costs -$-	Admin + Oth Income/ Expense -$-	Cash Flow Before Tax: Annual -$-	Cash Flow Before Tax: Cum -$-	Taxable Income: Before Deduct -$-	Taxable Income: After Deduct -$-	Income Tax: Fed -$-	Income Tax: Prov -$-	Alberta Royalty Credit -$-	Cash Flow After Tax: Undisc -$-	Cash Flow After Tax: PW 10.0% -$-	Cash Flow After Tax: Cum PW -$-
2008	25358	9463	1428	0	0	25358	25358	36249	25358	4945	3170	0	17243	16971	16971
2009	61877	22404	3448	0	0	61877	87235	87730	61877	11757	7425	0	42695	39432	56403
2010	48565	16323	2614	0	0	48565	135800	67501	48565	8742	5828	0	33995	28543	84945
2011	37305	11376	1917	0	0	37305	173104	50598	37305	6155	4477	0	26673	20359	105304
2012	22648	7156	1337	0	0	22648	195753	31136	22648	3397	2718	0	16533	11472	116776
2013	17935	4488	949	0	0	17935	213688	23372	17935	2690	2152	0	13093	8259	125035
2014	14417	2349	636	0	0	14417	228105	17402	14417	2163	1730	0	10525	6036	131071
2015	11158	1494	389	0	0	11158	239264	13042	11158	1674	1339	0	8146	4247	135318
2016	8282	956	178	0	0	8282	247546	9416	8282	1242	994	0	6046	2865	138183
2017	5903	498	0	0	0	5903	253448	6401	5903	885	708	0	4309	1857	140039
2018	2594	107	0	5607	0	-3014	250435	2701	0	0	0	0	-3014	-1180	138859
2019	597	0	0	1865	0	-1268	249167	597	0	0	0	0	-1268	-451	138408
2020	0	0	0	0	0	0	249167	0	0	0	0	0	0	0	138408
SUB	256640	76615	12891	7472	0	249167		346145	253448	43650	30541	0	174977	138408	
REM	0	0	0	0	0	0		0	0	0	0	0	0	0	
TOT	256640	76615	12891	7472	0	249167		346145	253448	43650	30541	0	174977	138408	

PRESENT WORTH (-$-)	.0%	5.0%	10.0%	15.0%	20.0%
Cash flow before tax (ex credit)	249167	220121	197305	179023	164113
Federal & provincial income tax	74191	65591	58897	53563	49226
Cash flow after tax (ex credit)	174977	154530	138408	125461	114888
Royalty credit	0	0	0	0	0
Cash flow after tax & credit	174977	154530	138408	125461	114888

index file =J:\4753\KK\ERGO\FORECAST\saskatc.txt

Table 1) Economic Summary

Consolidated Cash Flows

Table 2) Golden Aria Corp., Total Proved Developed Producing Consolidation

Table 3) Golden Aria Corp., Total Proved Plus Probable Consolidation

Figure 1) Production History and Forecast - Company Share

Constant Prices & Costs

Table 4
Summary of Company Reserves and Economics
Before Income Tax
September 1, 2008

Golden Aria Corp.

	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow (BIT) - M$				
	Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Queensdale, Saskatchewan	2	2	0	0	0	0	144	133	123	115	108
Wordsworth, Saskatchewan	1	1	0	0	0	0	50	46	43	40	38
Total Proved Developed Producing	**3**	**2**	**0**	**0**	**0**	**0**	**193**	**178**	**165**	**155**	**145**
Probable											
Probable Developed Producing											
Queensdale, Saskatchewan	1	1	0	0	0	0	77	61	49	40	34
Wordsworth, Saskatchewan	1	1	0	0	0	0	61	48	38	31	26
Total Probable Developed Producing	**2**	**2**	**0**	**0**	**0**	**0**	**137**	**109**	**87**	**71**	**60**
Total Proved Plus Probable	**6**	**4**	**0**	**0**	**0**	**0**	**330**	**286**	**252**	**225**	**205**

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Cumulative cash flow values shown as "0" reflect a value of less than $500.

Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Forecast Prices & Costs

Table 4T
Summary of Company Reserves and Economics
After Income Tax
September 1, 2008

Golden Aria Corp.

	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow - M$				
	Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Total Proved Developed Producing (BIT)	3	2	0	0	0	0	193	178	165	155	145
Company Income Tax	-	-	-	-	-	-	(58)	(54)	(50)	(47)	(44)
Total Proved Developed Producing (AIT)	3	2	0	0	0	0	135	124	115	108	101
Probable											
Total Probable (BIT)	2	2	0	0	0	0	137	109	87	71	60
Company Income Tax	-	-	-	-	-	-	(38)	(30)	(24)	(20)	(17)
Total Probable (AIT)	2	2	0	0	0	0	99	79	63	51	43
Total Proved Plus Probable (AIT)	6	4	0	0	0	0	234	202	178	159	144

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Table 5

EVALUATION OF: Golden Aria Corp.
Total Proved Developed Producing Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 06-OCT-2008 4753_8C
EFF DATE: 01-SEP-2008
RUN DATE: 5-OCT-2008 TIME: 12:03
FILE:

EVALUATED BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 120000 -$-

	Oil STB						Sales Gas MMCF					
			Pool		Company Share				Pool		Company Share	
Year	# of Wells	Price $/STB	STB/D	Vol	Gross	Net	# of Wells	Price $/MCF	MCF/D	Vol	Gross	Net
2008	3	105.66	67.4	8218	473	319	0	7.67	4.3	1	0	0
2009	3	105.65	51.9	18954	1101	762	0	7.67	3.5	1	0	0
2010	3	105.70	34.8	12685	746	545	0	7.67	2.5	1	0	0
2011	3	106.04	23.3	8509	493	387	0	7.67	1.8	1	0	0
2012	3	107.53	15.7	5721	269	224	0	7.67	1.3	0	0	0
2013	3	107.12	10.4	3802	177	154	0	7.67	.9	0	0	0
2014	2	103.67	5.6	2029	79	69	0	.00	.7	0	0	0
2015	1	99.24	.9	334	13	11	0	.00	.2	0	0	0
SUB				60252	3352	2469				5	0	0
REM				0	0	0				0	0	0
TOT				60252	3352	2469				5	0	0

= POOL/TRACT = COMPANY SHARE REVENUE AND CASH FLOW

			Gross Revenue				Royalties				Operating Costs					Proc &		Cash Flow	
Year	Oper Costs -M$-	Cap'l Costs -M$-	Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Crown -M$-	Other -M$-	Mineral -M$-	-%-	Fixed -M$-	Variable -M$-	$/BOE	Net Revenue -M$-	Net back $/BOE	Other Income -M$-	Cap'l Costs -M$-	Undisc -M$-	PW 10.0% -M$-
2008	96	0	50	0	0	51	10	7	2	36.1	2	2	10.15	28	58.36	0	0	28	27
2009	251	0	117	1	0	118	21	16	3	33.8	7	6	11.37	65	58.39	0	0	65	60
2010	211	0	79	1	0	80	11	11	2	29.3	7	4	14.29	46	60.04	0	0	46	38
2011	184	0	52	0	0	53	4	7	1	22.9	7	2	19.08	31	63.19	0	0	31	24
2012	167	0	29	0	0	29	1	4	0	16.9	6	1	27.69	17	61.98	0	0	17	12
2013	153	40	19	0	0	19	0	2	0	13.0	6	1	38.52	10	55.01	0	3	7	4
2014	120	40	8	0	0	8	0	1	0	12.3	4	0	58.34	3	33.09	0	2	1	1
2015	13	40	1	0	0	1	0	0	0	20.0	0	0	38.03	1	42.99	0	2	-1	-1
SUB	1195	120	356	2	0	359	46	49	7	28.5	40	17		199		0	6	193	165
REM	0	0	0	0	0	0	0	0	0	.0	0	0		0		0	0	0	0
TOT	1195	120	356	2	0	359	46	49	7	28.5	40	17		199		0	6	193	165

PRESENT WORTH (-$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	199179	182730	166988	157363	147417
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	6100	4644	3587	2806	2221
Cash Flow	193079	178085	165402	154557	145196

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	5.8	5.6					
% of Gross Revenue .			28.5	15.9	55.6	1.7	53.9

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	31.7
(disc. @ 10.0%) .	46.1
(disc. @ 5.0%) .	38.3
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	1.79
PW @ 10.0% ($/BOE)	48.60
PW @ 5.0% ($/BOE)	52.32

CASH FLOW & INCOME TAX SUMMARY:

ERGO v6.00q PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 06-OCT-2008 4753_$C
EFF DATE: 01-SEP-2008 PROD DATE: 01-JAN-2008
RUN DATE: 6-OCT-2008 TIME: 12:03
FILE:

EVALUATION BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

Year	Net Operating Revenue -$-	Crown Royalties -$-	Min/Cap Tax -$-	Capital Costs -$-	Admin + Oth Income/ Expense -$-	Cash Flow Before Tax: Annual -$-	Cash Flow Before Tax: Cum -$-	Taxable Income: Before Deduct -$-	Taxable Income: After Deduct -$-	Income Tax: Fed -$-	Income Tax: Prov -$-	Alberta Royalty Credit -$-	Cash Flow After Tax: Undisc -$-	Cash Flow After Tax: PW 10.0% -$-	Cash Flow After Tax: Cum PW -$-
2008	27631	9993	1508	0	0	27631	27631	39132	27631	5388	3454	0	18789	18492	18492
2009	65259	20723	3152	0	0	65259	92890	89133	65259	12399	7831	0	45029	41587	60079
2010	45524	10654	1674	0	0	45524	138414	57851	45524	8194	5463	0	31866	26755	86835
2011	31167	4024	719	0	0	31167	169581	35910	31167	5143	3740	0	22285	17009	103844
2012	16693	1063	102	0	0	16693	186274	17858	16693	2504	2003	0	12186	8456	112299
2013	9732	0	0	3000	0	6732	193006	9732	6732	1010	808	0	4914	3100	115399
2014	2599	0	0	1500	0	1099	194105	2600	1099	165	132	0	803	460	115860
2015	574	0	0	1600	0	-1026	193079	574	0	0	0	0	-1026	-535	115325
SUB	199179	46456	7155	6100	0	193079		252790	194105	34803	23431	0	134845	115325	
REM	0	0	0	0	0	0		0	0	0	0	0	0	0	
TOT	199179	46456	7155	6100	0	193079		252790	194105	34803	23431	0	134845	115325	

PRESENT WORTH (-$-)	.0%	5.0%	10.0%	15.0%	20.0%
Cash flow before tax (ex credit)	193079	178085	165402	154557	145196
Federal & provincial income tax	58234	53814	50077	46881	44121
Cash flow after tax (ex credit)	134845	124271	115325	107676	101075
Royalty credit	0	0	0	0	0
Cash flow after tax & credit	134845	124271	115325	107676	101075

EVALUATION OF: Golden Aria Corp.
============== Total Proved Plus Probable Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 06-OCT-2008 4753_8C
EFF DATE: 01-SEP-2008
RUN DATE: 6-OCT-2008 TIME: 12:03
FILE:

EVALUATED BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 120000 -$-

Year	Oil STB # of Wells	Oil Price $/STB	Oil Pool STB/D	Oil Pool Vol	Oil Company Share Gross	Oil Company Share Net	Sales Gas MMCF # of Wells	Gas Price $/MCF	Gas Pool MCF/D	Gas Pool Vol	Gas Company Share Gross	Gas Company Share Net
2008	3	105.68	69.5	8480	487	327	0	7.67	4.3	1	0	0
2009	3	105.77	60.6	22118	1267	861	0	7.67	3.7	1	0	0
2010	3	105.92	49.0	17887	1020	708	0	7.67	3.0	1	0	0
2011	3	107.18	39.6	14468	717	505	0	7.67	2.4	1	0	0
2012	3	107.79	32.1	11705	550	400	0	7.67	1.9	1	0	0
2013	3	107.98	25.9	9471	444	338	0	7.67	1.5	1	0	0
2014	3	108.18	21.0	7664	350	288	0	7.67	1.2	0	0	0
2015	3	108.13	17.0	6203	289	238	0	7.67	1.0	0	0	0
2016	3	108.11	13.8	5022	234	195	0	.00	.8	0	0	0
2017	3	108.09	11.1	4066	189	161	0	.00	.6	0	0	0
2018	3	107.85	6.9	2513	107	96	0	.00	.2	0	0	0
2019	1	107.47	4.2	1517	57	54	0	.00	.0	0	0	0
2020	1	107.47	3.4	1242	47	44	0	.00	.0	0	0	0
2021	1	107.47	2.8	1017	38	36	0	.00	.0	0	0	0
2022	0	.00	.0	0	0	0	0	.00	.0	0	0	0
SUB				113373	5805	4252				7	0	0
REM				0	0	0				0	0	0
TOT				113373	5805	4252				7	0	0

= POOL/TRACT = ==================== COMPANY SHARE REVENUE AND CASH FLOW ====================

Year	Oper Costs -M$-	Cap'l Costs -M$-	Gross Revenue Oil -M$-	Gross Revenue SaleGas -M$-	Gross Revenue Products -M$-	Gross Revenue Total -M$-	Royalties Crown -M$-	Royalties Other -M$-	Royalties Mineral -M$-	Royalties -%-	Operating Costs Fixed -M$-	Operating Costs Variable -M$-	Operating Costs $/BOE	Net Revenue -M$-	Net back $/BOE	Proc & Other Income -M$-	Cap'l Costs -M$-	Cash Flow Undisc -M$-	Cash Flow PW 10.0% -M$-
2008	98	0	52	0	0	52	10	7	2	36.3	2	3	10.03	28	58.19	0	0	28	28
2009	274	0	135	1	0	136	26	18	4	35.4	7	7	10.65	74	57.57	0	0	74	68
2010	248	0	109	1	0	109	19	14	3	33.8	7	5	12.04	60	57.97	0	0	60	50
2011	226	0	77	0	0	78	14	9	2	32.9	6	4	14.41	42	58.08	0	0	42	32
2012	209	0	59	0	0	60	9	7	2	30.3	6	3	16.76	32	58.78	0	0	32	22
2013	195	0	48	0	0	48	6	6	1	26.5	6	3	19.42	27	60.27	0	0	27	17
2014	183	0	39	0	0	39	3	5	1	21.7	6	2	22.71	22	62.12	0	0	22	13
2015	174	0	31	0	0	31	2	4	1	19.3	6	2	26.78	16	60.72	0	0	16	9
2016	167	0	25	0	0	25	1	3	0	17.1	6	1	31.79	14	58.03	0	0	14	6
2017	160	0	20	0	0	20	1	2	0	14.4	6	1	38.00	10	54.76	0	0	10	4
2018	123	80	12	0	0	12	0	1	0	10.2	4	1	47.36	5	49.62	0	5	1	0
2019	94	0	6	0	0	6	0	0	0	5.0	3	1	62.28	2	39.83	0	0	2	1
2020	92	0	5	0	0	5	0	0	0	5.0	3	0	73.91	1	28.20	0	0	1	0
2021	90	40	4	0	0	4	0	0	0	5.0	3	0	88.11	1	13.99	0	2	-1	0
2022	0	0	0	0	0	0	0	0	0	.0	0	0	.00	0	.00	0	0	0	0
SUB	2333	120	622	3	0	625	92	77	16	29.4	72	33		336		0	6	330	252
REM	0	0	0	0	0	0	0	0	0	.0	0	0		0		0	0	0	0
TOT	2333	120	622	3	0	625	92	77	16	29.4	72	33		336		0	6	330	252

==================== PRESENT WORTH (-$-) ====================

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	336250	289211	254089	226887	205460
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	6100	3649	2243	1413	910
Cash Flow	330150	285562	251765	225474	204550

==================== PROFITABILITY ====================

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	54.1
(disc. @ 10.0%) .	112.2
(disc. @ 5.0%) .	78.3
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	1.04
PW @ 10.0% ($/BOE)	42.89
PW @ 5.0% ($/BOE)	48.65

==================== COMPANY SHARE ====================

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	5.8	5.1					
% of Gross Revenue .			29.4	16.8	53.8	1.0	52.8

Table 6

CASH FLOW & INCOME TAX SUMMARY:

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. TOTAL
GLOBAL : 06-OCT-2008 4753 $C
EFF DATE: 01-SEP-2008 PROD DATE: 01-JAN-2008
RUN DATE: 6-OCT-2008 TIME: 12:03
FILE:

EVALUATION BY -
COMPANY EVALUATED - Golden Aria Corp.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

Year	Net Operating Revenue -$-	Crown Royalties -$-	Min/Cap Tax -$-	Capital Costs -$-	Admin + Oth Income/ Expense -$-	Cash Flow Before Tax Annual -$-	Cash Flow Before Tax Cum -$-	Taxable Income Before Deduct -$-	Taxable Income After Deduct -$-	Income Tax Fed -$-	Income Tax Prov -$-	Alberta Royalty Credit -$-	Cash Flow After Tax Undisc -$-	Cash Flow After Tax PW 10.0% -$-	Cash Flow After Tax Cum PW -$-
2008	28353	10435	1581	0	0	28353	28353	40369	28353	5529	3544	0	19280	18976	18976
2009	74007	26029	4933	0	0	74007	102361	104069	74007	14061	8881	0	51065	47162	66137
2010	59991	19329	3118	0	0	59991	162351	82438	59991	10798	7199	0	41993	35258	101395
2011	41650	13672	2368	0	0	41650	204001	57690	41650	6812	4998	0	29780	22730	124126
2012	32343	9307	1754	0	0	32343	236344	43404	32343	4851	3881	0	23610	16383	140508
2013	26761	5659	1252	0	0	26761	263104	33872	26761	4014	3211	0	19535	12323	152831
2014	22263	3080	840	0	0	22263	285367	26183	22263	3339	2672	0	16252	9320	162151
2015	17563	1914	503	0	0	17563	302930	19980	17563	2634	2108	0	12821	6684	168835
2016	13551	1197	227	0	0	13551	316481	14974	13551	2033	1626	0	9892	4688	173523
2017	10325	609	1	0	0	10325	326806	10935	10325	1549	1239	0	7537	3247	176771
2018	5331	128	0	4600	0	731	327537	5460	731	110	88	0	534	209	176980
2019	2265	0	0	0	0	2265	329803	2265	2265	340	272	0	1654	589	177569
2020	1313	0	0	0	0	1313	331116	1313	1313	197	158	0	959	310	177879
2021	534	0	0	1500	0	-966	330150	534	0	0	0	0	-966	-284	177595
2022	0	0	0	0	0	0	330150	0	0	0	0	0	0	0	177595
SUB	336250	91559	15676	6100	0	330150		443485	331116	56328	39876	0	233946	177595	
REM	0	0	0	0	0	0		0	0	0	0	0	0	0	
TOT	336250	91559	15676	6100	0	330150		443485	331116	56328	39876	0	233946	177595	

PRESENT WORTH (-$-)	.0%	5.0%	10.0%	15.0%	20.0%
Cash flow before tax (ex credit)	330150	285562	251765	225474	204550
Federal & provincial income tax	96204	83679	74171	66754	60832
Cash flow after tax (ex credit)	233946	201883	177595	158720	143718
Royalty credit	0	0	0	0	0
Cash flow after tax & credit	233946	201883	177595	158720	143718

PRODUCTION HISTORY AND FORECAST

GOLDEN ARIA CORP.

COMPANY SHARE
PROVED DEVELOPED PRODUCING AND PROVED PLUS PROBABLE



: P+P Gas, Mscf/d × 10
- P+P Oil, STB/d
∘ PDP Gas, Mscf/d × 10
• PDP Oil, STB/d
10³
10²
10
1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Calendar Year
Figure 1

Chapman Petroleum Engineering Ltd.

Table 4
$ US
Summary of Company Reserves and Economics
Before Income Tax
September 1, 2008

Constant Prices & Costs

Golden Aria Corp.

	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow (BIT) - M$				
	Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Queensdale, Saskatchewan	2	2	0	0	0	0	135	124	116	108	101
Wordsworth, Saskatchewan	1	1	0	0	0	0	45	42	39	37	34
Total Proved Developed Producing	**3**	**3**	**0**	**0**	**0**	**0**	**179**	**165**	**154**	**144**	**135**
Probable											
Probable Developed Producing											
Queensdale, Saskatchewan	1	1	0	0	0	0	71	56	45	38	32
Wordsworth, Saskatchewan	1	1	0	0	0	0	55	43	35	29	24
Total Probable Developed Producing	**2**	**2**	**0**	**0**	**0**	**0**	**126**	**100**	**80**	**65**	**56**
Total Proved Plus Probable	**6**	**4**	**0**	**0**	**0**	**0**	**305**	**264**	**233**	**209**	**190**

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Cumulative cash flow values shown as "0" reflect a value of less than $500.

Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).

Constant Prices & Costs

Table 4T
$ US
Summary of Company Reserves and Economics
After Income Tax
September 1, 2008

Golden Aria Corp.

Description	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow - M$				
	Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Total Proved Developed Producing (BIT)	3	3	0	0	0	0	179	165	154	144	135
Company Income Tax	-	-	-	-	-	-	(54)	(50)	(47)	(44)	(41)
Total Proved Developed Producing (AIT)	**3**	**3**	**0**	**0**	**0**	**0**	**125**	**115**	**107**	**100**	**94**
Probable											
Total Probable (BIT)	2	2	0	0	0	0	126	100	80	65	56
Company Income Tax	-	-	-	-	-	-	(35)	(27)	(22)	(18)	(16)
Total Probable (AIT)	**2**	**2**	**0**	**0**	**0**	**0**	**91**	**72**	**58**	**47**	**40**
Total Proved Plus Probable (AIT)	**6**	**5**	**0**	**0**	**0**	**0**	**216**	**187**	**165**	**147**	**133**

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Reserves shown as "0" reflect a value of less than 0.5(MSTB/MMscf/Mbbl).